SEGALL BRYANT & HAMILL TRUST

Supplement dated November 1, 2018 to the Segall Bryant & Hamill Funds Statement of Additional Information dated May 1, 2018.

The Board of Directors of the Segall Bryant & Hamill Trust (the “Trust”) has appointed Thomas J. Abood to serve as a Trustee of the Trust, and as a member of the Investment Review Committee.

Effective November 1, 2018:

The following information regarding Mr. Abood is added to the section titled “MANAGEMENT OF THE FUNDS – Trustees and Officers” beginning on page 55 of the Statement of Additional Information:

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Thomas J. Abood (54)	Trustee	Indefinite term since November 1, 2018

• Director, NELSON Worldwide LLC, May 2018 to present

• Director, EVO Transportation & Energy Services, Inc., November 2016 to present

• Vice Chair of Board, Citation Jet Pilots, Inc., October 2016 to present

• Board Member and President, The Minikahda Club, November 2015 to November 2017

• Board Member and Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair)

• Council Member and Chair, Archdiocesan Finance Council, Archdiocese of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair)

• Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016

• Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014

				14	Mr. Abood is a Director of EVO Transportation & Energy Services, Inc.

The following information is added before the description of Ms. Mary Anstine in the section titled “MANAGEMENT OF THE FUNDS – Trustees and Officers - Additional Information About the Trustees’ Qualifications and Experience” on page 59 of the Statement of Additional Information:

Mr. Abood is an Interested Trustee of the Trust effective November 1, 2018. He currently serves as a Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is a Director of EVO Transportation & Energy Services, Inc., a publicly traded energy and transportation company that invests in specialty trucking and natural gas-powered vehicle service stations. Mr. Abood also serves as Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervises and manages the bankruptcy reorganization of the archdiocese. He was selected to serve as a Trustee of the Trust based on his significant experience in the investment management and financial services industries.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE